Exhibit 10.1

FIRST AMENDMENT
TO
SERIES A PERPETUAL PREFERRED STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO SERIES A PERPETUAL PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of November 29, 2007, is by and between IHOP Corp., a Delaware corporation (the “Company”), and MSD SBI, L.P., a Delaware limited partnership (the “Purchaser”). Capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Purchase Agreement (as defined below).

WHEREAS, on July 15, 2007, the Company and the Purchaser entered into the Series A Perpetual Preferred Stock Purchase Agreement (the “Purchase Agreement”); and

WHEREAS, pursuant to Section 6.3 of the Purchase Agreement, the parties desire to amend the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Amendment, and intending to be legally bound by this Amendment, each of the parties hereto hereby agrees as follows:

ARTICLE I
AMENDMENTS

SECTION 1.1         Amendment of Section 1.1. Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference therein to “133,800” and replacing it with “190,000”.

SECTION 1.2         Amendment of Section 6.5. Section 6.5(a) of the Purchase Agreement is hereby amended by deleting the reference therein to “One Million Three Hundred Thirty-Eight Thousand United States Dollars ($1,338,000)” and replacing it with “One Million Nine Hundred Thousand United States Dollars ($1,900,000)”.

SECTION 1.3         Replacement of Exhibit A. Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

ARTICLE II
MISCELLANEOUS

SECTION 2.1         Effect of Amendment. This Amendment shall not constitute an amendment or modification of any provision of, or exhibit to, the Purchase Agreement not expressly referred to in this Amendment. Except as expressly amended or modified in this Amendment, the provisions of the Purchase Agreement are and remain in full force and effect. On and after the date hereof, whenever the Purchase Agreement is referred to in the Purchase Agreement or in any other agreement, document or instrument, or any reference is made in the Purchase Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import, such reference shall be deemed to be to the Purchase Agreement, as amended by this Amendment.

SECTION 2.2         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

SECTION 2.3         Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Amendment will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

SECTION 2.4         Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

[signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

IHOP CORP.

By:	/s/ Thomas G. Conforti
Name: Thomas G. Conforti
Title: Chief Financial Officer

[Signature Page to Perpetual Preferred Stock Purchase Agreement Amendment]

MSD SBI, L.P.

By:	MSD Capital, L.P.,
its general partner
By:	MSD Capital Management LLC,
its general partner

By:	/s/ Marc R. Lisker
Name: Marc R. Lisker
Title: Manager and General Counsel

[Signature Page to Perpetual Preferred Stock Purchase Agreement Amendment]

EXHIBIT A

CERTIFICATE OF DESIGNATIONS
OF
THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL AND OTHER SPECIAL RIGHTS,
AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF,
OF
SERIES A PERPETUAL PREFERRED STOCK

[attached]

Exhibit A